                                                                    EXHIBIT 23.8



                         INDEPENDENT AUDITORS' CONSENT



We consent to the use in this Registration Statement of PhoneTel Technologies, Inc. on Form SB-2 of our report dated November 17, 1995, relating to the financial statements of Cherokee Communications, Inc., appearing in the Prospectus, which is part of this Registration Statement.



We also consent to the reference to us under the heading "Experts" in such Prospectus.



/s/  Deloitte & Touche, LLP



Dallas, Texas


November 14, 1996